© Fifth Third Bank | All Rights Reserved
Goldman Sachs
U.S. Financial Services Conference
Tayfun Tuzun
Executive Vice President & Chief Financial Officer
December 11, 2013
Please refer to earnings release dated October 17, 2013 and 10-Q dated
November 6, 2013 for further information.
Exhibit 99.1

Strong Profitability

Executing on Strategic Plans

Prudent Capital Management

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YTD earnings per diluted share of $1.58 up 29% from prior year
— Included $327MM of pre-tax gains on the sale of Vantiv shares and $116MM of positive Vantiv warrant valuation
YTD return on assets of 1.6% (or 1.3% ex-Vantiv) and return on average tangible common equity¹
of 17.0% (or 13.5% ex-Vantiv)
YTD pre-provision net revenue¹
up 17% from prior year (fees up 19%; expenses up 2%)
Strong year-to-date 2013 results
1 Non-GAAP measure; see Reg. G reconciliation in appendix.
•
Traditional commercial banking franchise built on customer-oriented localized operating model
— Segment and industry specialization in mid-corporate, energy, and healthcare within commercial bank
•
Strong deposit market share in key markets with focus on further improving share of wallet
•
Optimizing retail distribution strategy and prioritizing key segments within consumer bank
•
Continue to execute on capital plans
— Issued $450MM of Series I preferred stock in 4Q13
— Submitted notice for $750MM of outstanding TruPS to be redeemed on December 30
— Recently announced $200MM and $456MM share repurchase agreements

FIFTH THIRD BANK

STT 89%
BK 75%
FITB 65%
USB 64%
KEY 63%
WFC 50%
HBAN 49%
JPM 44%
BBT 39%
MTB 34%
PNC 30%
BAC 27%
RF 26%
COF 12%
STI 12%
ZION 5%
C 4%
0%
20%
40%
60%
80%
100%

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
54% of net income
20% of net income

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Strong capital position and capital generation
support ability to return capital to shareholders
Source: SNL Financial. Cumulative payouts calculated as (total common dividends paid + total common stock repurchased) / net income available to common shareholders.
1 Not including any potential future incremental repurchases of common shares in the amount of any after-tax gains from the sale of Vantiv, Inc. stock.
2 Included $157MM of repurchases related to after-tax gains from the sale of Vantiv, Inc. stock.
Cumulative Payouts of CCAR BHCs
(1Q12 – 3Q13)
$539MM
repurchases²
$207MM
dividends
(through 2 Quarters)
$656MM
repurchases
announced
in 4Q13¹
FITB 2013 CCAR Distributions
(2Q13 – 1Q14)
Trust
banks
Coml
banks
2013 CCAR

940
920
900
880
860
840
820
800
$13.50
$13.00
$12.50
$12.00
$11.50
$11.00
$10.50
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Common Shares O/S
TBV

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Building shareholder value
9.5%
9.9%
3Q13 Tier 1
common ratio¹
(Basel I)
3Q13 Tier 1
common ratio¹
(Basel III)
Relative to 5.0% unofficial CCAR
supervisory reference minimum
Relative to 2015 Basel III minimum of
4.5% and 2019 Basel III buffered
minimum of 7.0%
Common Shares Outstanding and
Tangible Book Value
Source: SNL Financial. Peer bank average includes: BAC, BBT, BK, C, COF, HBAN, JPM, KEY, MTB, PNC, RF, STI, STT, USB, WFC, and ZION.
1 Non-GAAP measure; see Reg. G reconciliation in Appendix. Capital ratios presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
FITB shares outstanding declined 4%
compared with 1% decline in peer bank median.

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Consumer bank evolution
• Shift focus to full relationship
approach away from single product,
transaction-based banking
– Discontinued free checking
– Began offering bundled products
and services, including Identity Alert
– Introduced Financial Needs
Assessments to uncover additional
opportunities
• Started roll out of image-enabled ATMs
• Deposit Simplification initiative
– 2.1 million checking households converted to
new products
– 25 checking and 17 savings products reduced
to 5 checking and 3 savings products
– Enhanced product offerings based on
customer feedback
• Expanded bundled deposit product offerings
– Homeowner Plus Value Package
– DUO card
– Access 360 card
• Automated Financial Needs Assessments
• Mobile banking launch and image-enabled ATM
acceleration

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Next generation retail optimization
Integrated channel strategy for efficiency and enhanced customer experience
— Redefine Branch Operating Model
— Enhance POS technology and sales tools – Image ATMs across all affiliates
— Incentives for self service and digital channels – Enhanced mobile features
— Reshape physical distribution model
Consultative sales to next level
— Execution consistency
— State-of-the-art service tools
Deeper penetration in high value segments
— New coverage strategy and differentiated service and fulfillment model
— Dedicated specialist to focus on high value segments
— Significant focus on training
Continuous product optimization and innovation
— R&D – Technology, product design, service and delivery
2014
2013

— New branch pilots and test concepts to streamline cost structure

FIFTH THIRD BANK

3Q12
14%
86%
1Q13
3%
15%
81%
3Q13
6%
19%
75%

Deposit
Check Cashing
Withdrawal
Payment
Transfer
Other
Eligible
Not eligibile
0%
20%
40%
60%

Teller
Agent
79%
ATM
20%
Bill Pay
5%
IVR
3%
Mobile
2%
Internet
1%
0%
50%
100%

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Changing landscape of consumer bank
Deposit Transaction Volume by Channel
25% of consumer deposit transactions now through self-service channels;
significant opportunity remains
Branch ATM Mobile
Total Teller Transactions
70%
of teller transactions eligible for
self-service (ATM or mobile) today
Cost per Transaction
relative to teller transaction
Substantially lower cost to serve

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Integrated channel strategy to drive efficiency
In-Branch ATM Pilot
Results in Representative Market
Year-over-year change in teller deposits by month
• In-branch ATM pilot conducted in 10 financial centers in 2 markets
• Tested ability to help migrate basic withdrawal / deposit
transactions through lobby management
• 83% of customers in pilot were first time users of ATM for check deposit; 8% were first time users of mobile for check deposit
Redefine branch
operating model
1
Enhance multi-channel
customer experience
2
Migrate customers to
self-service and digital
channels
3
Reshape physical
distribution model
4
Major Focus Areas

4.9
5.1
5.3
3Q11
3Q12
3Q13

16%
15%
13%
3Q11
3Q12
3Q13

8%
15%
21%
4Q11
3Q12
3Q13

$925
$949
$1,062
3Q11
3Q12
3Q13

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Very favorable execution trends
Cross Sell Ratio Single Service Households
Revenue Per Household
Note: Retail cross sell service set includes Checking, Savings, CD, Home Equity, Direct/Indirect Loan, Mortgage (incl EHR), Credit Card, Annuity, Brokerage,  Insurance,
Early Access, Debt Protection, ID Alert, Debit Card, Access 360, Online Bill Pay, Direct Deposit, Mobile Banking and Internet Banking. Households with Access 360 only are not included.
Alternative channel delivery
% of checking households that use
mobile banking

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Investment thesis
Strong profitability approaching target range for normalized environment
• Problem assets at very
low levels and strong
reserve coverage
• Capital levels solid
despite increased
payouts to shareholders
• Industry leader in earnings
power with strong returns
and efficient businesses
Strategic focus areas
• Targeted industry concentrations
• Robust product set
• Talent acquisition and training to
leverage investments
• Completed change in product suite and
customer migration - focus on value delivered
• Consultative, client-centric sales process
• Evolving distribution network given adoption
of mobile and internet
• Continuous product optimization and
innovation
Driving Commercial Bank growth Adapting Consumer Bank for long term profitability

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv,
LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved Appendix

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($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
Income before income taxes (U.S. GAAP) (a) $503 $540 $591 $841 $605
Add: Provision expense (U.S. GAAP) (b) 65 76 62 64 51
PPNR (a) + (b) $568 $616 $653 $905 $655
Adjustments to remove (benefit) / detriment²:
In noninterest income:
Gain from sales of Vantiv shares -            (157)         -            (242)         (85)
Vantiv warrant & puts 16             19             (34)            (76)            (6)
Valuation of 2009 Visa total return swap 1               15             7               5               2
Sale of certain Fifth Third funds (13)            -            (7)              -            -
BOLI settlement -            -            -            (10)            -
Securities (gains) / losses (2)              (2)              (17)            -            (2)
In noninterest expense:
Debt extinguishment (gains) / losses 26             134           -            -            -
Severance expense 2               3               3               1               5
Sale of certain Fifth Third funds 2               -            -            -            -
Large bank assessment fees -            -            -            -            5
Gain on sale of affordable housing investments (5)              -            (9)              (2)              (1)
Additions to litigation reserves 5               13             9               51             30
Adjusted PPNR $600 $640 $605 $632 $603
Credit-related items³:
In noninterest income 14             13             10             6               5
In noninterest expense 59             68             24             35             16
Credit-adjusted PPNR
4
$673 $721 $639 $673 $624
Pre-tax pre-provision earnings
PPNR trend
1 Non-GAAP measure; see Reg. G reconciliation on following pages.
2 Prior quarters include similar adjustments.
3 See Slide 7 and Slide 8 of earnings presentation dated 10/17/13 for detailed breakout of credit-related items.
4 There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 3Q13 also included a $15 million reduction in the mortgage representation and warranty reserve; 2Q13, 4Q12, and 3Q12 also included mortgage repurchase reserve builds of $9 million, $26 million, and $24 million, respectively, related to additional guidance received from Freddie Mac. These impacts are reflected in “Credit-related items in noninterest expense” listed above.
PPNR of $655MM up 15%; Adjusted PPNR of $603MM up 1% from 3Q12.
PPNR reconciliation
PPNR      $568              $616              $653              $905              $655
1

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2013 2013 2013 2012 2012
Income before income taxes (U.S. GAAP) $604 $841 $591 $540 $503
Add: Provision expense (U.S. GAAP) 51 64 62 76 65
Pre-provision net revenue (a) 655 905 653 616 568
Net income available to common shareholders (U.S. GAAP) 421                             582                             413                             390                             354
Add: Intangible amortization, net of tax 1                                 1                                 1                                 2                                 2
Tangible net income available to common shareholders 422                             583                             414                             392                             356
Tangible net income available to common shareholders (annualized) (b) 1,674                         2,338                         1,679                         1,559                         1,416
Average Bancorp shareholders' equity (U.S. GAAP) 14,440                       14,221                       13,779                       13,855                       13,887
Less: Average preferred stock (593)                           (717)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Average intangible assets (22)                              (24)                              (26)                              (28)                              (31)
Average tangible common equity (c) 11,409                       11,064                       10,939                       11,012                       11,041
Total Bancorp shareholders' equity (U.S. GAAP) 14,641                       14,239                       13,882                       13,716                       13,718
Less:  Preferred stock (593)                           (991)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,417)
Intangible assets (21)                              (23)                              (25)                              (27)                              (30)
Tangible common equity, including unrealized gains / losses (d) 11,611                       10,809                       11,043                       10,875                       10,873
Less: Accumulated other comprehensive income / loss (218)                           (149)                           (333)                           (375)                           (468)
Tangible common equity, excluding unrealized gains / losses (e) 11,393                       10,660                       10,710                       10,500                       10,405
Total assets (U.S. GAAP) 125,673                     123,360                     121,382                     121,894                     117,483
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,417)
Intangible assets (21)                              (23)                              (25)                              (27)                              (30)
Tangible assets, including unrealized gains / losses (f) 123,236                     120,921                     118,941                     119,451                     115,036
Less: Accumulated other comprehensive income / loss, before tax (335)                           (229)                           (512)                           (577)                           (720)
Tangible assets, excluding unrealized gains / losses (g) 122,901                     120,692                     118,429                     118,874                     114,316
Common shares outstanding (h) 887                             851                             875                             882                             897
Ratios:
Return on average tangible common equity (b) / (c) 14.7% 21.1% 15.4% 14.1% 12.8%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.27% 8.83% 9.03% 8.83% 9.10%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.42% 8.94% 9.28% 9.10% 9.45%
Tangible book value per share (d) / (h) 13.09 12.69 12.62 12.33 12.12
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2013 2013 2013 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,641 $14,239 $13,882 $13,716 $13,718
Goodwill and certain other intangibles (2,492)                        (2,496)                        (2,504)                        (2,499)                        (2,504)
Unrealized gains (218)                           (149)                           (333)                           (375)                           (468)
Qualifying trust preferred securities 810                             810                             810                             810                             810
Other 21                               22                               23                               33                               38
Tier I capital 12,762                       12,426                       11,878                       11,685                       11,594
Less: Preferred stock (593)                           (991)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (810)                           (810)                           (810)                           (810)                           (810)
Qualifying noncontrolling interest in consolidated subsidiaries (39)                              (38)                              (38)                              (48)                              (51)
Tier I common equity (a) 11,320                       10,587                       10,632                       10,429                       10,335
Risk-weighted assets¹ (b)
114,544                     112,285                     109,626                     109,699                     106,858
Ratio:
Tier I common equity (a) / (b) 9.88% 9.43% 9.70% 9.51% 9.67%
Basel III - Estimated Tier 1 common equity ratio
September June
2013 2013
Tier 1 common equity (Basel I) $11,320 $10,587
Add:
Adjustment related to capital components²
$88 $86
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,408 $10,673
Add:
Adjustment related to AOCI³
$218 $149
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,626 $10,822
Estimated risk-weighted assets under final Basel III rules
4
(e) 120,447                     117,366
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.47% 9.09%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.65% 9.22%
1
2
3
4
Adjustments related to capital components include MSRs and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets, which were deductions to capital under Basel I capital rules.
Under final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier I common equity.
For the Three Months Ended
Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for MSRs and deferred tax assets that are under certain thresholds as a percent of Tier I capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.